UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)	August 5, 2003

Microfield Group, Inc.

(Exact name of registrant as specified in its charter

Oregon	000-26226	93-0935149

(State or other jurisdiction of incorporation)	Commission file number	(IRS Employer Identification No.)

1631 NW Thurman, Suite 310, Portland, OR	97209

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(503) 419-3580

(Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits. The following exhibit is furnished pursuant to Item 12:

     99.1 Press Release, dated August 5, 2003, Announcing Second Quarter 2003 Financial Results

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     The attached press release regarding the second quarter financial information was issued for publication on August 5, 2003 for the periods ending June 28, 2003.

     The information in this Form 8-K, including the information set forth in Exhibit 99, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2003.	Microfield Group, Inc.

/s/ Steven M. Wright

Steven M. Wright, President

Exhibit Index

99.1 Press Release, dated August 5, 2003, Announcing Second Quarter 2003 Financial Results

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